ANNUAL IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2024
Annual Impairment Testing
ANNUAL IMPAIRMENT TESTING

16.	ANNUAL IMPAIRMENT TESTING

For the year ended December 31, 2024, the Company performed impairment testing of the non-current assets of the Group for CGUs to which assets with indefinite useful lives were allocated, as well as for other CGUs that showed indications of impairment. The Company assesses both internal and external sources of information for indications of impairment, in accordance with IAS 36 - Impairment of Assets. Although the Company believes that its judgments, assumptions, and estimates are appropriate, the actual results may differ from these estimates under different market or macroeconomic conditions.

Impairment testing is conducted annually based on the information available as of September of each calendar year. Following the assessment conducted in the fiscal year 2024 the Company did not identify any scenarios indicating impairment or the reversal of impairment losses for its assets or CGUs.

The Company cannot predict whether an event will trigger impairment, when it will occur, or how it will affect the reported value of an asset. Although any changes in the estimates used may have a significant impact on the fair value calculation and trigger a reduction in the recoverable amount, the Company, based on the sensitivity analysis conducted, is not aware of any likely changes in key assumptions that could result in a carrying amount that is greater than the recoverable amount.

16.1 Assets with definite useful lives

The company did not identify impairment indicators in assets with definite useful lives.

16.2 Assets with indefinite useful lives

16.2.1 Methodology

The methodology used by the Company to determine the recoverable amounts of all of its CGUs involves calculating the fair value less costs to sell, using earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples observed in the market for previous comparable business transactions in both the domestic and international brewing industry. The values used by the Company for this approach are based on external sources of information, and thus this measurement is classified at Level 2 of the fair value hierarchy, since the main source of information used by the Company to determine the recoverable amount was the EBITDA multiples observed in transactions involving comparable businesses. As part of this multiples analysis, the Company has established that CGUs with an invested capital greater than seven times their EBITDA should have their recoverable amounts determined based on the fair value less costs to sell approach, in order to determine whether this value exceeds the carrying amount. Based on the most recent analysis carried out by the Company, for the year 2024, only Chile and Panama met the predetermined criteria. CGU Brazil was also included in the scope of testing, as it is the most representative CGU of the Group.

In addition, for the Brazil, Panama and Chile CGUs, the Company used discounted cash flow projections to determine the recoverable amounts, in order to corroborate the conclusions of the fair value less costs to sell approach that the carrying amounts of these CGUs do not exceed their recognized carrying amounts.

16.2.2 Key assumptions

The key judgments, estimates and assumptions applied to the discounted cash flow calculations of these CGUs are as follow:

▪	The first year of the model is based on Management's best estimate of the cash flow for the current year.

▪	From the second to the tenth year of the model, the cash flow is based on the Ambev’s short and long-term strategic plans, approved by the Management. Ambev's strategic plans are prepared by country, and are based on external sources of information regarding macroeconomic assumptions, industry trends, inflation and foreign exchange rates, past experience and initiatives in terms of market share, revenue, costs, and working capital assumptions.

▪	For subsequent years, the Group makes perpetual projections using the expected inflation rate for each country.

▪	Projections are made in U.S. dollars and discounted at the unit's weighted average cost of capital (“WACC”), taking into account the sensitivities of this metric.

CGU	2024
Chile	9.64%
Panama	10.88%
Brazil	12.09%

16.2.3 Sensitivity analysis

Based on the probable scenario, a sensitivity analysis was carried out using a 0.5 percentage point increase/decrease in the discount rate. In all scenarios, the value of cash flow exceeded the carrying amounts of the CGUs. Based on this analysis, there is no need to record any provision for impairment of these assets.

Accounting Polices

The carrying amounts of non-financial assets, such as property, plant and equipment, goodwill and intangible assets without defined useful lives are reviewed at least annually to identify any indications of impairment. If there any such indications are identified, the asset’s recoverable amount is estimated, and the non-recoverable amount is recognized as an impairment loss in the income statement. This assessment is performed for assets either individually or per CGU, which represents the smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

Goodwill, intangibles not yet available for use, and intangible assets with indefinite useful lives are tested at least annually for impairment at the business unit level (one level below the reportable segment level) or whenever there is any indication of impairment. An impairment loss is recognized whenever the carrying amount of an asset or the related CGU exceeds its recoverable amount. Impairment losses are recognized in the statement of income.

The recoverable amounts of intangibles with indefinite useful lives are primarily based on the fair value criterion, where multiples reflecting current market transactions are applied to indicators determining the asset's profitability or the flow of royalties that could be obtained by licensing the intangible asset to third parties under normal market conditions.

The recoverable amounts of other assets are determined as the higher of their fair value less costs to sell and their value in use. For assets that do not generate substantial independent cash inflows, the recoverable amount is allocated to the CGU to which the asset belongs. The recoverable amounts of the CGUs to which goodwill and intangibles with indefinite useful lives belong are based on their fair value less costs to sell, using EBITDA multiples observed in the market for previous business combinations involving comparable businesses in the brewing industry. For some CGUs, these calculations are corroborated using the fair value less costs to sell approach, where the cash flows of these CGUs are discounted to present value using a pre-tax discount rate that reflects current valuation models for the time value of money, and the risks specific to the asset.

The recognition of impairment losses at the CGU first reduces the amount of goodwill allocated to the CGUs, and subsequently impact the carrying amounts of the assets within the unit. Reversals of previously recognized impairments may occur, except for impairment losses on goodwill due to expected future profitability. Non-financial assets are reviewed for possible impairment reversals at the reporting date. Impairment losses are reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined net of depreciation or amortization.